UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-01236

Deutsche Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2014

Annual Report

to Shareholders

Deutsche Strategic Equity Long/Short Fund

(formerly DWS Strategic Equity Long/Short Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
10 Investment Portfolio
24 Statement of Assets and Liabilities
26 Statement of Operations
28 Statement of Changes in Net Assets
29 Financial Highlights
32 Notes to Financial Statements
46 Report of Independent Registered Public Accounting Firm
47 Information About Your Fund's Expenses
48 Tax Information
49 Advisory Agreement Board Considerations and Fee Evaluation
52 Board Members and Officers
57 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Since the fund will typically hold both long and short positions, the fund’s results will suffer both when there is a general market advance and the fund holds significant short positions, or when there is a general market decline and the fund holds significant long positions. Investment strategies employed by the fund’s investment management teams are intended to be complementary, but may not be. The interplay of the various strategies may result in the fund holding a significant amount of certain types of securities and could increase the fund’s portfolio turnover rates which may result in higher transactional costs and/or capital gains or losses. Some money managers will have a greater degree of correlation with each other and with the market than others. The degree of correlation will vary as a result of market conditions and other factors. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,

Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Investment Strategy

The fund seeks to achieve its investment objective by employing a multi-manager approach whereby the fund’s assets are allocated among separate subadvisors that employ a variety of long/short investment strategies that take long and short positions. The fund may have exposure to equity securities of U.S. and foreign companies of all sizes. Some subadvisors may focus on certain sectors of the market or geographic locations.

For the abbreviated fiscal period beginning with the fund’s May 15, 2014 inception and ending August 31, 2014, the fund posted a 0.80% total return, compared with the 1.60% return of the HFRX Equity Hedge Index and the 4.69% return of the Standard & Poor's 500® (S&P 500) Index.

Positive and Negative Contributors to Performance

Omega Advisors, Inc. (Omega) was weighted at 30.13% of the fund’s portfolio as of August 31, 2014. Omega’s portion of the portfolio was approximately 85% long at period end, with the remainder in liquid, or cash-equivalent, assets. The manager’s value-oriented strategy benefited from holdings in energy, financials and information technology, which more than offset losses in telecommunications. During the period ending August 31, 2014, Omega has steadily increased their long exposure to the market despite the fact that the manager believes equities are fairly valued after recent gains. This positioning is based on the view that investors remain underweight equities by historical standards. In addition, investors have little in the way of attractive alternatives to equities, with interest rates at extraordinarily low levels and corporate debt priced for perfection.

Ten Largest Long Common Stock Holdings at August 31, 2014 (18.9% of Net Assets)
1. Owens-Illinois, Inc. Manufactures plastic and glass packing products	2.9%
2. Triumph Group, Inc. Designs, engineers, manufactures, repairs, overhauls and distributes aircraft components	2.5%
3. Harman International Industries, Inc. Designs, manufactures and markets audio and electronic systems	2.3%
4. Cameron International Corp. Manufactures oil and gas pressure control equipment	2.2%
5. Baker Hughes, Inc. Supplier of products, services and systems to the oil and gas industry	2.1%
6. Oil States International, Inc. Provider of specialty products and services to oil and gas drilling and production companies	1.5%
7. Actavis PLC Manufactures specialty pharmaceuticals	1.4%
8. W.R. Grace & Co. Supplier of specialty chemical and container products	1.4%
9. Terex Corp. Diversified global manufacturer in mining and heavy-duty trucks and cranes	1.3%
10. MasterCard, Inc. Offers transaction processing and related services	1.3%

Atlantic Investment Management, Inc. (Atlantic) was weighted at 29.45% of the fund’s portfolio as of August 31, 2014. Atlantic’s portion of the portfolio was approximately 50% net long at period end. For the brief period since the fund’s inception, Atlantic’s long positions underperformed the markets and did not outperform losses on short positions, resulting in basically flat performance.

Chilton Investment Company, LLC (Chilton) was weighted at 20.44% of the fund’s portfolio as of August 31, 2014. Chilton’s portion of the portfolio was approximately 60% net long at period end. During the period, the manager took a "growth at a reasonable price" approach to investing, with a focus on consumer-related companies. This was rewarded with a strong positive return as growth-oriented stocks returned to investor favor during the period.

Lazard Asset Management LLC (Lazard) was weighted at 19.98% of the fund’s portfolio as of August 31, 2014. Lazard’s portion of the portfolio was approximately 52% net long at period end. Lazard looked for trading opportunities to capitalize on emerging themes they have identified. During the period, these themes were principally centered abroad, and as a result their portfolio did not benefit from the rally in U.S. stocks. At period end, Lazard maintained positions designed to benefit from expanding demand in emerging markets for certain beverage brands and telecommunications services, as well as positions in select European banks and media companies.

Ten Largest Common Stock Sold Short Equity Holdings at August 31, 2014 (4.3% of Net Assets)
1. Sumitomo Corp. Engages in business activities in a wide range of industries on a global scale	0.5%
2. Sekisui House Ltd. Builds and sells steel-frame and wooden housings	0.5%
3. Sprouts Farmers Market, Inc. Operates a chain of retail grocery stores	0.5%
4. Energizer Holdings, Inc. Manufactures dry cell batteries and flashlights	0.4%
5. Esterline Technologies Corp. Worldwide supplier to the aerospace and defense industry	0.4%
6. FedEx Corp. Delivers packages and freight to multiple counties	0.4%
7. Intuitive Surgical, Inc. Designs, manufactures and markets surgical systems	0.4%
8. United Natural Foods, Inc. Distributes natural foods and related products	0.4%
9. ANA Holdings, Inc. Provides a variety of air transportation services	0.4%
10. LVMH Moet Hennessy Louis Vuitton SA Diversified luxury goods group	0.4%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 10. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 57 for contact information.

Portfolio Management Team

Deutsche Investment Management Americas Inc.

Chris Umscheid, Director

Lead Portfolio Manager of the fund. Began managing the fund in 2014.

— Global Head of Hedge Fund Research and Due Diligence and Member of the Global Hedge Fund Investment Committee: New York.

— Joined Deutsche Asset & Wealth Management in 2007 with 13 years of industry experience; previously, served as a Portfolio Manager for Fund of Hedge Funds at Wafra Investment Advisory Group, a Portfolio Manager and Director of Research at Yankee Advisers, LLC and a Senior Analyst at Phoenix Advisers Inc. Began career as a Financial Analyst at Goldman Sachs.

— AB in Economics, Dartmouth College.

Claudia Roering, Director

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Deutsche Asset & Wealth Management in 2007 after 13 years of experience in traditional and alternative asset classes as Head of the Alternative Investments at both Frankfurt Trust and Gothaer Asset Management. Previously, she worked as Head of Credit Spread Products in the Treasury Department at GZ Bank.

— Head of Fund and Manager Selection: Frankfurt.

— MBA, Economics from Ruhr-Universitaet, Bochum.

Subadvisors

Atlantic Investment Management, Inc.

Alexander Roepers. President of Atlantic Investment Management, Inc.

Portfolio Manager of the fund. Began managing the fund in 2014.

— Founded Atlantic Investment Management, Inc. in 1988.

Chilton Investment Company, LLC

Richard L. Chilton, Jr. Founder, Chairman, Chief Executive Officer and Chief Investment Officer of Chilton Investment Company, LLC.

Portfolio Manager of the fund. Began managing the fund in 2014.

— Founded Chilton Investment Company, LLC in 1992.

Lazard Asset Management LLC

Jean-Daniel Malan. Director at Lazard Asset Management LLC.

Portfolio Manager of the fund. Began managing the fund in 2014.

— Joined Lazard Asset Management LLC in 1998 as an Equity Analyst and then worked as a Portfolio Manager for European Equity, and rejoined Lazard in 2008 after working as a Hedge Fund Manager for two years at BlueCrest Capital Management.

Omega Advisors, Inc.

Leon G. Cooperman. Chairman and Chief Executive Officer, Omega Advisors, Inc.

Portfolio Manager of the fund. Began managing the fund in 2014.

— Founded Omega Advisors, Inc. in 1992.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The HFRX Equity Hedge Index tracks the performance of strategies that maintain both long and short positions in equity and equity-derivative securities.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization- weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Correlation is a measure of how closely two variables move together over time. A 1.0 equals perfect correlation. A –1.0 equals total negative correlation.

Event-driven is an approach that attempts to take advantage of events such as mergers and restructurings.

Net exposure is the percentage difference between a fund’s long and short exposure.

A long position is the purchase of a security with the expectation that its value will rise.

A short position is the sale of a borrowed security with the expectation that its value will fall.

Investment Portfolio as of August 31, 2014
	Shares	Value ($)

Long Positions 102.7%
Common Stocks 93.6%
Consumer Discretionary 19.2%
Auto Components 4.1%
American Axle & Manufacturing Holdings, Inc.* (a)	108,256	1,959,434
Cie Generale des Etablissements Michelin	8,000	884,452
Continental AG	3,657	780,998
Faurecia	27,016	910,562
Fox Factory Holding Corp.*	300	4,566
Goodyear Tire & Rubber Co. (a)	89,280	2,318,601
Koito Manufacturing Co., Ltd.	66,900	1,829,381
Mobileye NV*	300	12,966
		8,700,960
Hotels, Restaurants & Leisure 3.3%
Buffalo Wild Wings, Inc.*	3,860	570,315
Caesars Acquisition Co. "A"*	1,900	20,710
Caesars Entertainment Corp.*	43,700	587,328
Domino's Pizza, Inc.	19,000	1,433,550
Elior SCA*	16,300	276,487
McDonald's Corp.	12,822	1,201,678
Melco Crown Entertainment Ltd. (ADR)	15,000	425,400
William Hill PLC	68,320	397,366
Wyndham Worldwide Corp. (a)	20,107	1,627,460
Wynn Macau Ltd.	16,400	62,431
Wynn Resorts Ltd.	1,676	323,267
		6,925,992
Household Durables 2.3%
Century Communities, Inc.*	798	16,112
Harman International Industries, Inc. (a)	42,163	4,852,118
		4,868,230
Internet & Catalog Retail 0.0%
Groupon, Inc.	1,300	8,840
Leisure Products 0.3%
Hasbro, Inc.	12,200	642,391
Media 5.4%
Atresmedia Corp. de Medios de Comunicacion SA	28,977	423,476
CBS Corp. "B"	22,624	1,341,377
Cineplex, Inc.	11,700	440,754
Comcast Corp. "A"	24,400	1,332,240
DISH Network Corp. "A"*	14,500	939,745
Liberty Global PLC "A"*	7,962	347,700
Loral Space & Communications, Inc.*	8,600	644,312
Mediaset Espana Comunicacion SA*	35,575	407,838
Mediaset SpA*	82,122	339,256
New Media Investment Group, Inc.	2,100	36,687
Sirius XM Holdings, Inc.*	356,400	1,293,732
Time Warner Cable, Inc.	3,000	443,790
Time Warner, Inc.	10,001	770,377
Townsquare Media, Inc.*	400	4,540
Tribune Media Co. "A"*	12,000	915,600
Walt Disney Co. (a)	17,700	1,590,876
		11,272,300
Multiline Retail 0.0%
Macy's, Inc.	1,618	100,785
Specialty Retail 2.7%
Bed Bath & Beyond, Inc.*	200	12,852
CST Brands, Inc.	11,904	414,735
Dick's Sporting Goods, Inc.	7,983	359,794
Home Depot, Inc.	14,552	1,360,612
Sanrio Co., Ltd.	10,300	294,319
Signet Jewelers Ltd.	7,017	827,094
The Michaels Companies, Inc.*	400	6,792
Tiffany & Co.	10,137	1,023,229
United Arrows Ltd.	21,800	798,989
Via Varejo SA (Units)*	41,200	460,129
		5,558,545
Textiles, Apparel & Luxury Goods 1.1%
Cie Financiere Richemont SA (Registered)	9,199	877,544
Hermes International	425	146,218
Kering	3,000	635,587
PVH Corp.	4,800	560,352
		2,219,701
Consumer Staples 5.7%
Beverages 2.5%
AMBEV SA	141,700	1,031,812
Anheuser-Busch InBev NV (ADR)	8,503	950,465
Brown-Forman Corp. "B"	11,881	1,100,893
Diageo PLC (ADR) (a)	12,125	1,453,424
PepsiCo, Inc.	7,796	721,052
		5,257,646
Food & Staples Retailing 1.1%
Costco Wholesale Corp.	10,682	1,293,377
SUPERVALU, Inc.*	24,500	233,975
Sysco Corp.	23,135	875,197
		2,402,549
Food Products 1.7%
Associated British Foods PLC	17,730	842,874
Kellogg Co.	13,400	870,598
Lindt & Spruengli AG (Registered)	25	1,567,862
Oceana Group Ltd.	40,731	299,117
		3,580,451
Household Products 0.4%
Colgate-Palmolive Co.	11,200	724,976
Energy 12.8%
Energy Equipment & Services 6.8%
Aspen Aerogels, Inc.*	300	3,189
Baker Hughes, Inc. (a)	63,885	4,417,009
Cameron International Corp.* (a)	62,859	4,672,309
Independence Contract Drilling, Inc.*	700	8,050
Oil States International, Inc.*	47,797	3,085,296
Technip SA	19,700	1,824,677
Transocean Partners LLC (Units)*	7,500	213,825
		14,224,355
Oil, Gas & Consumable Fuels 6.0%
Anadarko Petroleum Corp.	6,000	676,140
Atlas Energy LP	34,400	1,539,744
Atlas Pipeline Partners LP	25,300	934,329
Atlas Resource Partners LP	34,200	688,104
Cabot Oil & Gas Corp.	17,200	576,888
Denbury Resources, Inc.	27,100	466,662
Eclipse Resources Corp.*	1,900	34,751
Eni SpA	33,651	840,118
Galp Energia, SGPS, SA	23,054	409,225
Gulf Coast Ultra Deep Royalty Trust*	106,649	243,160
Kinder Morgan, Inc.	18,000	724,680
Linn Energy LLC	21,400	678,808
Nordic American Offshore Ltd.*	13,000	253,370
Parsley Energy, Inc. "A"*	700	15,344
PBF Logistics LP	400	9,984
QEP Resources, Inc.	23,200	825,224
Royal Dutch Shell PLC "A"	15,730	637,040
SandRidge Energy, Inc.*	267,000	1,399,080
Total SA	12,726	839,923
WPX Energy, Inc.*	28,700	763,994
		12,556,568
Financials 12.3%
Banks 3.4%
BOC Hong Kong (Holdings) Ltd.	129,000	432,998
China Construction Bank Corp. "H"	524,000	388,195
Chongqing Rural Commercial Bank "H"	778,000	385,865
Citigroup, Inc.	32,700	1,688,955
Erste Group Bank AG	23,706	608,456
JPMorgan Chase & Co.	11,300	671,785
Mizuho Financial Group, Inc.	418,100	795,863
Piraeus Bank SA*	313,900	621,656
Wells Fargo & Co. (a)	28,536	1,467,892
		7,061,665
Capital Markets 1.5%
E*TRADE Financial Corp.*	41,900	932,694
KKR & Co. LP	40,700	956,043
Lazard Ltd. "A"	16,586	906,591
THL Credit, Inc.	28,511	405,996
		3,201,324
Consumer Finance 0.8%
Navient Corp.	59,055	1,059,447
SLM Corp.	76,200	675,132
		1,734,579
Diversified Financial Services 1.3%
GT Capital Holdings, Inc.	16,220	349,697
Intercontinental Exchange, Inc.	4,700	888,300
London Stock Exchange Group PLC	3,350	113,719
Moody's Corp. (a)	15,385	1,439,574
		2,791,290
Insurance 2.0%
American International Group, Inc.	34,100	1,911,646
Assured Guaranty Ltd.	12,600	304,290
Insurance Australia Group Ltd.	108,810	658,576
MetLife, Inc.	11,700	640,458
XL Group PLC	19,500	666,510
		4,181,480
Real Estate Investment Trusts 1.6%
Chimera Investment Corp. (REIT)	390,900	1,293,879
Gaming and Leisure Properties, Inc. (REIT)	29,000	965,700
New Residential Investment Corp. (REIT)	58,600	367,422
Newcastle Investment Corp. (REIT)	21,433	290,422
PennyMac Mortgage Investment Trust (REIT)	17,400	387,324
		3,304,747
Real Estate Management & Development 1.6%
Altisource Portfolio Solutions SA*	11,600	1,159,188
Daiwa House Industry Co., Ltd.	44,000	833,093
Mitsubishi Estate Co., Ltd.	26,000	600,796
Realogy Holdings Corp.*	16,400	668,628
		3,261,705
Thrifts & Mortgage Finance 0.1%
PennyMac Financial Services, Inc. "A"*	19,600	302,428
Health Care 6.5%
Biotechnology 0.2%
Biogen Idec, Inc.*	972	333,435
Bluebird Bio, Inc.*	300	12,003
Prothena Corp. PLC*	600	13,740
		359,178
Health Care Equipment & Supplies 1.3%
Ansell Ltd.	37,554	698,324
Becton, Dickinson & Co.	8,226	963,840
Medtronic, Inc.	18,549	1,184,354
		2,846,518
Health Care Providers & Services 1.6%
Fresenius SE & Co. KGaA	25,608	1,249,791
HCA Holdings, Inc.*	11,700	816,894
McKesson Corp.	3,300	643,599
Mediclinic International Ltd.	71,942	624,385
		3,334,669
Life Sciences Tools & Services 0.3%
Thermo Fisher Scientific, Inc.	5,300	637,113
Pharmaceuticals 3.1%
AbbVie, Inc.	7,400	409,072
Actavis PLC*	13,039	2,959,592
Bayer AG (Registered)	5,865	786,560
Mylan, Inc.*	12,886	626,260
Novartis AG (Registered)	6,950	624,074
Teva Pharmaceutical Industries Ltd. (ADR)	12,464	654,609
Zoetis, Inc.	13,826	489,994
		6,550,161
Industrials 19.1%
Aerospace & Defense 5.0%
Exelis, Inc. (a)	114,084	1,961,104
Rolls-Royce Holdings PLC*	45,298	769,164
Safran SA	19,216	1,259,426
TransDigm Group, Inc.	6,457	1,213,851
Triumph Group, Inc.	74,916	5,196,923
		10,400,468
Air Freight & Logistics 1.8%
FedEx Corp. (a)	11,360	1,679,917
United Parcel Service, Inc. "B"	21,850	2,126,660
		3,806,577
Airlines 0.8%
Japan Airlines Co., Ltd.	14,900	838,604
United Continental Holdings, Inc.*	16,100	766,521
		1,605,125
Building Products 0.7%
Fortune Brands Home & Security, Inc. (a)	36,672	1,584,597
Commercial Services & Supplies 1.1%
KAR Auction Services, Inc.	20,500	618,280
R.R. Donnelley & Sons Co. (a)	93,699	1,655,661
		2,273,941
Electrical Equipment 1.5%
General Cable Corp. (a)	113,506	2,436,974
OSRAM Licht AG*	18,812	786,658
		3,223,632
Industrial Conglomerates 0.3%
Alliance Global Group, Inc.	1,235,200	697,164
Machinery 6.2%
Allison Transmission Holdings, Inc.	41,488	1,272,852
Flowserve Corp.	3,618	274,570
Harsco Corp. (a)	75,046	1,816,113
Kurita Water Industries Ltd.	56,600	1,271,987
Pall Corp.	14,551	1,227,668
Parker-Hannifin Corp.	2,700	311,850
Sulzer AG (Registered)	10,018	1,330,258
Terex Corp. (a)	73,622	2,754,199
Timken Co. (a)	32,666	1,479,443
Toro Co.	19,800	1,218,294
		12,957,234
Professional Services 0.4%
Nielsen NV	17,901	841,168
Road & Rail 1.0%
J.B. Hunt Transport Services, Inc.	1,847	139,541
Union Pacific Corp.	19,032	2,003,499
		2,143,040
Trading Companies & Distributors 0.2%
AerCap Holdings NV*	7,400	351,130
Transportation Infrastructure 0.1%
BBA Aviation PLC	31,600	169,767
Information Technology 6.2%
Communications Equipment 0.6%
Motorola Solutions, Inc.	15,300	908,820
QUALCOMM, Inc.	3,000	228,300
		1,137,120
Internet Software & Services 0.7%
eBay, Inc.*	19,300	1,071,150
Telecity Group PLC	31,202	384,148
		1,455,298
IT Services 2.7%
AtoS	14,799	1,129,677
Convergys Corp.	19,877	381,638
Itochu Techno-Solutions Corp.	34,700	1,543,858
MasterCard, Inc. "A" (a)	35,513	2,692,241
		5,747,414
Semiconductors & Semiconductor Equipment 0.5%
SunEdison Semiconductor Ltd.*	300	5,040
SunEdison, Inc.*	46,400	1,022,192
		1,027,232
Software 0.5%
MobileIron, Inc.*	500	5,795
Monitise PLC*	1,350,000	1,099,120
		1,104,915
Technology Hardware, Storage & Peripherals 1.2%
Apple, Inc.	17,500	1,793,750
Nokia Oyj	76,751	645,678
		2,439,428
Materials 10.2%
Chemicals 6.3%
Cytec Industries, Inc. (a)	17,694	1,823,190
Eastman Chemical Co.	9,700	799,959
Ecolab, Inc.	12,184	1,398,967
Kuraray Co., Ltd.	135,700	1,689,698
Lanxess AG	8,700	538,606
Monsanto Co.	8,958	1,035,993
Orion Engineered Carbons SA*	3,900	66,573
Taminco Corp.* (a)	63,677	1,525,064
The Sherwin-Williams Co. (a)	6,840	1,491,872
W.R. Grace & Co.* (a)	28,600	2,832,258
		13,202,180
Construction Materials 0.3%
HeidelbergCement AG	9,808	740,776
Containers & Packaging 3.6%
Nampak Ltd.	152,153	608,246
Owens-Illinois, Inc.* (a)	199,925	6,155,691
Pact Group Holdings Ltd.*	204,911	733,319
		7,497,256
Metals & Mining 0.0%
Nyrstar NV*	908	3,516
Ryerson Holding Corp.*	200	2,190
		5,706
Telecommunication Services 1.0%
Diversified Telecommunication Services 0.3%
Vivendi SA	26,100	678,793
Wireless Telecommunication Services 0.7%
SoftBank Corp.	8,800	635,871
Sprint Corp.*	135,500	760,155
		1,396,026
Utilities 0.6%
Independent Power & Renewable Eletricity Producers 0.3%
Infinis Energy PLC	157,443	564,608
TerraForm Power, Inc. "A"*	3,700	115,588
		680,196
Water Utilities 0.3%
Cia de Saneamento Basico do Estado de Sao Paulo	61,300	585,753
Total Common Stocks (Cost $191,725,686)		196,363,082

Preferred Stock 0.4%
Consumer Discretionary 0.4%
Automobiles 0.4%
Volkswagen AG (Cost $998,548)	3,976	892,813

	Principal Amount ($)	Value ($)

Corporate Bonds 0.5%
Consumer Discretionary 0.0%
Caesars Entertainment Operating Co., Inc., 9.0%, 2/15/2020	40,000	32,000
Utilities 0.5%
Energy Future Intermediate Holding Co., LLC, 144A, 12.25%, 3/1/2022*	810,000	917,325
Total Corporate Bonds (Cost $1,007,925)		949,325

	Shares	Value ($)

Cash Equivalents 8.2%
Central Cash Management Fund, 0.05% (b) (Cost $17,289,003)	17,289,003	17,289,003

	% of Net Assets	Value ($)

Total Long Positions (Cost $211,021,162)†	102.7	215,494,223
Other Assets and Liabilities, Net	30.4	63,713,209
Securities Sold Short	(33.1)	(69,492,395)
Net Assets	100.0	209,715,037

† The cost for federal income tax purposes was $212,489,521. At August 31, 2014, net unrealized appreciation for all securities based on tax cost was $3,004,702. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,706,330 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,701,628.
	Shares	Value ($)

Common Stocks Sold Short 7.0%
Consumer Discretionary 1.0%
Hotels, Restaurants & Leisure 0.2%
Wynn Resorts Ltd.	2,036	392,704
Household Durables 0.5%
Sekisui House Ltd.	78,700	987,714
Textiles, Apparel & Luxury Goods 0.3%
LVMH Moet Hennessy Louis Vuitton SA	4,332	751,552
Consumer Staples 1.8%
Food & Staples Retailing 1.2%
Carrefour SA	17,612	610,979
Sprouts Farmers Market, Inc.	30,414	941,009
United Natural Foods, Inc.	14,336	921,662
		2,473,650
Household Products 0.4%
Energizer Holdings, Inc.	7,650	929,628
Personal Products 0.2%
Estee Lauder Companies, Inc. "A"	5,600	430,248
Energy 0.2%
Oil, Gas & Consumable Fuels 0.2%
Inpex Corp.	33,400	478,684
Financials 0.2%
Real Estate Investment Trusts 0.2%
American Tower Corp. (REIT)	4,139	408,105
Health Care 0.9%
Biotechnology 0.2%
Gilead Sciences, Inc.	4,100	441,078
Health Care Equipment & Supplies 0.5%
Intuitive Surgical, Inc.	1,962	922,160
Health Care Providers & Services 0.2%
AmerisourceBergen Corp.	5,300	410,167
Industrials 2.3%
Aerospace & Defense 0.5%
Esterline Technologies Corp.	7,889	924,827
Air Freight & Logistics 0.4%
FedEx Corp.	6,245	923,511
Airlines 0.4%
ANA Holdings, Inc.	334,000	812,424
Machinery 0.3%
Deere & Co.	7,250	609,652
Trading Companies & Distributors 0.7%
MSC Industrial Direct Co., Inc. "A"	5,197	468,458
Sumitomo Corp.	78,900	1,018,347
		1,486,805
Information Technology 0.2%
IT Services 0.2%
Western Union Co.	26,312	459,671
Materials 0.2%
Chemicals 0.2%
International Flavors & Fragrances, Inc.	4,000	406,360
Utilities 0.2%
Electric Utilities 0.2%
EDP — Energias de Portugal SA	89,850	435,211
Total Common Stocks Sold Short (Proceeds $14,399,262)		14,684,151

Exchange-Traded Funds Sold Short 26.1%
iShares MSCI Emerging Markets Fund	47,300	2,131,338
iShares Nasdaq Biotechnology Fund	4,925	1,362,009
Nikkei 225 Fund	6,763	1,019,842
SPDR S&P 500 Trust	180,037	36,135,226
SPDR S&P MidCap 400 Trust	24,998	6,542,976
Vanguard Energy Fund	26,383	3,753,509
Vanguard FTSE Europe Fund	66,863	3,863,344
Total Exchange-Traded Funds Sold Short (Proceeds $53,162,154)		54,808,244
Total Positions Sold Short (Proceeds $67,561,416)		69,492,395

* Non-income producing security.

The following table represents a bond that is in default:
Security	Coupon	Maturity Date	Principal Amount	Cost ($)	Value ($)
Energy Future Intermediate Holding Co., LLC*	12.25%	3/1/2022	810,000	975,125	917,325

(a) All or a portion of these securities are pledged as collateral for short sales.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

FTSE: Financial Times and the London Stock Exchange

MSCI: Morgan Stanley Capital International

REIT: Real Estate Investment Trust

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

At August 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
TOPIX Index	JPY	9/11/2014	19	2,330,146	30,589
Nikkei 225 Index	JPY	9/11/2014	3	222,668	(49)
Total net unrealized appreciation					30,540

At August 31, 2014, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Japanese Yen	USD	9/15/2014	3	360,225	9,850

As of August 31, 2014, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
CHF	2,475,895	USD	2,760,227	9/17/2014	62,978	State Street Bank and Trust
EUR	204,817	USD	277,986	9/17/2014	8,845	State Street Bank and Trust
GBP	72,131	USD	122,251	9/17/2014	2,516	State Street Bank and Trust
EUR	6,338,908	USD	8,485,223	11/20/2014	151,869	State Street Bank and Trust
GBP	2,700,980	USD	4,504,222	11/20/2014	23,119	State Street Bank and Trust
JPY	489,880,870	USD	4,781,156	11/20/2014	70,135	State Street Bank and Trust
USD	672,973	AUD	727,200	11/20/2014	2,497	State Street Bank and Trust
USD	365,102	GBP	220,300	11/20/2014	390	State Street Bank and Trust
USD	622,949	ZAR	6,769,000	11/20/2014	3,520	State Street Bank and Trust
ZAR	23,479,970	USD	2,193,529	11/20/2014	20,465	State Street Bank and Trust
EUR	1,190,000	USD	1,621,693	11/21/2014	57,264	State Street Bank and Trust
EUR	1,485,000	USD	2,021,042	11/24/2014	68,747	State Street Bank and Trust
EUR	485,000	USD	659,826	11/25/2014	22,203	State Street Bank and Trust
EUR	530,000	USD	722,112	1/20/2015	25,041	State Street Bank and Trust
GBP	923,375	USD	1,546,458	2/19/2015	16,083	State Street Bank and Trust
Total unrealized appreciation					535,672

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	329,248	CHF	294,426	9/17/2014	(8,499)	State Street Bank and Trust
USD	131,630	EUR	98,779	9/17/2014	(1,829)	State Street Bank and Trust
AUD	2,986,160	USD	2,764,470	11/20/2014	(9,267)	State Street Bank and Trust
CAD	465,660	USD	426,335	11/20/2014	(1,151)	State Street Bank and Trust
HKD	9,426,080	USD	1,216,330	11/20/2014	(13)	State Street Bank and Trust
USD	930,551	EUR	703,200	11/20/2014	(6,099)	State Street Bank and Trust
USD	1,154,145	JPY	118,228,300	11/20/2014	(17,183)	State Street Bank and Trust
USD	94,428	EUR	70,000	11/21/2014	(2,403)	State Street Bank and Trust
USD	1,171,818	EUR	860,000	11/24/2014	(41,195)	State Street Bank and Trust
USD	27,230	EUR	20,000	1/20/2015	(926)	State Street Bank and Trust
USD	409,293	GBP	240,000	2/19/2015	(11,524)	State Street Bank and Trust
Total unrealized depreciation					(100,089)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound HKD Hong Kong Dollar JPY Japanese Yen USD United States Dollar ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (c)	$152,146,352	$44,216,730	$—	$196,363,082
Preferred Stock	—	892,813	—	892,813
Corporate Bonds (c)	—	949,325	—	949,325
Short-Term Investments	17,289,003	—	—	17,289,003
Derivatives (d)
Futures Contracts	40,439	—	—	40,439
Forward Foreign Currency Exchange Contracts	—	535,672	—	535,672
Total	$169,475,794	$46,594,540	$—	$216,070,334
Liabilities	Level 1	Level 2	Level 3	Total

Common Stocks Sold Short, at Value (c)	$(9,589,239)	$(5,094,912)	$—	$(14,684,151)
Exchange-Traded Funds Sold Short	(54,808,244)	—	—	(54,808,244)
Derivatives (d)
Futures Contracts	(49)	—	—	(49)
Forward Foreign Currency Exchange Contracts	—	(100,089)	—	(100,089)
Total	$(64,397,532)	$(5,195,001)	$—	$(69,592,533)

There have been no transfers between fair value measurement levels during the period ended August 31, 2014.

(c) See Investment Portfolio for additional detailed categorizations.

(d) Derivatives include unrealized appreciation (depreciation) on futures contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $193,732,159)	$198,205,220
Investment in Central Cash Management Fund (cost $17,289,003)	17,289,003
Total investments in securities, at value (cost $211,021,162)	215,494,223
Foreign currency, at value (cost $32,463)	32,032
Deposit with broker for futures contracts	94,323
Deposit with broker for securities sold short	62,955,512
Receivable for investments sold	4,303,561
Receivable for Fund shares sold	299,900
Dividends receivable	209,243
Interest receivable	50,743
Receivable for variation margin on futures contracts	40,689
Unrealized appreciation on forward foreign currency exchange contracts	535,672
Foreign taxes recoverable	7,929
Other assets	9,139
Total assets	284,032,966
Liabilities
Cash overdraft	24,887
Payable for securities sold short, at value (proceeds of $67,561,416)	69,492,395
Payable for investments purchased	3,979,491
Payable for Fund shares redeemed	186,942
Unrealized depreciation on forward foreign currency exchange contracts	100,089
Dividends payable for securities sold short	6,304
Accrued management fee	298,005
Accrued Trustees' fee	2,461
Other accrued expenses and payables	227,355
Total liabilities	74,317,929
Net assets, at value	$209,715,037

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2014 (continued)
Net Assets Consist of
Accumulated net investment loss	(454,342)
Net unrealized appreciation (depreciation) on: Investments	4,473,061
Securities sold short	(1,930,979)
Futures	40,390
Foreign currency	433,517
Accumulated net realized gain (loss)	(1,007,108)
Paid-in capital	208,160,498
Net assets, at value	$209,715,037
Net Asset Value
Class A Net Asset Value and redemption price per share ($15,845,619 ÷ 1,571,815 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.08
Maximum offering price per share (100 ÷ 94.25 of $10.08)	$10.69
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($4,389,951 ÷ 436,733 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.05
Class S Net Asset Value, offering and redemption price per share ($23,517,255 ÷ 2,334,757 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.07
Institutional Class Net Asset Value, offering and redemption price per share ($165,962,212 ÷ 16,464,544 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.08

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the period from May 15, 2014 (commencement of operations) to August 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $26,172)	$832,980
Interest	7,259
Income distributions — Central Cash Management Fund	5,533
Total income	845,772
Expenses: Management fee	1,091,440
Administration fee	62,368
Services to shareholders	12,134
Distribution and service fees	14,034
Custodian fee	17,498
Professional fees	85,418
Reports to shareholders	17,954
Registration fees	30,123
Trustees' fees and expenses	4,923
Dividend expense on securities sold short	369,004
Interest expense on securities sold short	160,260
Other	1,467
Total expenses before expense reductions	1,866,623
Expense reductions	(2,375)
Total expenses after expense reductions	1,864,248
Net investment income (loss)	(1,018,476)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,827,756
Securities sold short	(2,274,112)
Futures	32,120
Foreign currency	(33,774)
(448,010)
Change in net unrealized appreciation (depreciation) on: Investments	4,473,061
Securities sold short	(1,930,979)
Futures	40,390
Foreign currency	433,517
3,015,989
Net gain (loss)	2,567,979
Net increase (decrease) in net assets resulting from operations	$1,549,503

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Period Ended August 31, 2014*
Operations: Net investment income (loss)	$(1,018,476)
Operations: Net investment income (loss)	$(1,018,476)
Net realized gain (loss)	(448,010)
Change in net unrealized appreciation (depreciation)	3,015,989
Net increase (decrease) in net assets resulting from operations	1,549,503
Fund share transactions: Proceeds from shares sold	52,499,529
Cost of shares redeemed	(44,337,995)
Net increase (decrease) in net assets from Fund share transactions	8,161,534
Increase (decrease) in net assets	9,711,037
Net assets at beginning of period (initial capital)	200,004,000
Net assets at end of period (including accumulated net investment loss of $454,342)	$209,715,037

* For the period from May 15, 2014 (commencement of operations) to August 31, 2014.

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Class A	Period Ended 8/31/14a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations: Net investment income (loss)b	(.06)
Net realized and unrealized gain (loss)	.14
Total from investment operations	.08
Net asset value, end of period	$10.08
Total Return (%)c	.80	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16
Ratio of expenses (including interest expense and dividend expense for securities sold short) (%)	3.25	*
Ratio of expenses (excluding interest expense and dividend expense for securities sold short) (%)	2.40	*
Ratio of net investment income (loss) (%)	(1.95	)*
Portfolio turnover rate (%)	119	**
a For the period from May 15, 2014 (commencement of operations) to August 31, 2014.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Class C	Period Ended 8/31/14a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations: Net investment income (loss)b	(.08)
Net realized and unrealized gain (loss)	.13
Total from investment operations	.05
Net asset value, end of period	$10.05
Total Return (%)c,d	.50	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.01	*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.00	*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	3.15	*
Ratio of net investment income (loss) (%)	(2.74	)*
Portfolio turnover rate (%)	119	**
a For the period from May 15, 2014 (commencement of operations) to August 31, 2014.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class S	Period Ended 8/31/14a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations: Net investment income (loss)b	(.05)
Net realized and unrealized gain (loss)	.12
Total from investment operations	.07
Net asset value, end of period	$10.07
Total Return (%)c	.70	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.15	*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.10	*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.25	*
Ratio of net investment income (loss) (%)	(1.69	)*
Portfolio turnover rate (%)	119	**
a For the period from May 15, 2014 (commencement of operations) to August 31, 2014.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Institutional Class	Period Ended 8/31/14a
Selected Per Share Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations: Net investment income (loss)b	(.05)
Net realized and unrealized gain (loss)	.13
Total from investment operations	.08
Net asset value, end of period	$10.08
Total Return (%)	.80	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	166
Ratio of expenses (including interest expense and dividend expense for securities sold short) (%)	2.96	*
Ratio of expenses (excluding interest expense and dividend expense for securities sold short) (%)	2.11	*
Ratio of net investment income (loss) (%)	(1.60	)*
Portfolio turnover rate (%)	119	**
a For the period from May 15, 2014 (commencement of operations) to August 31, 2014. b Based on average shares outstanding during the period. * Annualized ** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Strategic Equity Long/Short Fund (formerly DWS Strategic Equity Long/Short Fund) (the "Fund") is a diversified series of Deutsche Market Trust (formerly DWS Market Trust) (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short equity securities and ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities are generally categorized as Level 1 For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices, and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Short Sales. When the Fund takes a short position, it sells at the current market price a security it does not own but has borrowed in anticipation that the market price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the borrowing fee on securities sold short and any income earned on the cash held as collateral for securities sold short. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax year as of August 31, 2014, and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investment in foreign denominated investments, investments in futures, investments in passive foreign investment companies, investments in short sales and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$492,544
Undistributed long-term capital gains	$6,905
Net unrealized appreciation (depreciation) on investments	$3,004,702

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the period from May 15, 2014 (commencement of operations) to August 31, 2014, the Fund entered into futures contracts as a substitute for direct investment in a particular market or to maintain full long and short exposure.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2014 is included in a table following the Fund's Investment Portfolio. For the period from May 15, 2014 (commencement of operations) to August 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $2,553,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $360,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if exercised. For the period from May 15, 2014 (commencement of operations) to August 31, 2014, the Fund entered into options on equity securities as a substitute for direct investment in a particular security or market or to maintain full long and short exposure.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There are no open purchased or written option contracts as of August 31, 2014. For the period from May 15, 2014 (commencement of operations) to August 31, 2014, the investment in purchased option contracts had a total value generally indicative of a range from $0 to approximately $107,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the period from May 15, 2014 (commencement of operations) to August 31, 2014, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated assets and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of August 31, 2014 is included in a table following the Fund's Investment Portfolio. For the period from May 15, 2014 (commencement of operations) to August 31, 2014, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $23,560,000 to $34,103,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $4,833,000 to $5,909,000.

The following tables summarize the value of the Fund's derivative instruments held as of August 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$30,589	$30,589
Foreign Exchange Contracts (a) (b)	535,672	9,850	545,522
	$535,672	$40,439	$576,111
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$(49)	$(49)
Foreign Exchange Contracts (b)	(100,089)	—	(100,089)
	$(100,089)	$(49)	$(100,138)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the period from May 15, 2014 (commencement of operations) to August 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$54,307	$—	$32,120	$86,427
Foreign Exchange Contracts (b)	—	148,148	—	148,148
	$54,307	$148,148	$32,120	$234,575
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options) and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Equity Contracts (a)	$—	$30,540	$30,540
Foreign Exchange Contracts (a) (b)	435,583	9,850	445,433
	$435,583	$40,390	$475,973
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on futures
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of August 31, 2014, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is included in the following tables:
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received	Net Amount of Derivative Assets
State Street Bank and Trust	$535,672	$(100,089)	$—	$435,583
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Net Amount of Derivative Liabilities
State Street Bank and Trust	$100,089	$(100,089)	$—	$—

C. Purchases and Sales of Securities

During the period from May 15, 2014 (commencement of operations) to August 31, 2014, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $253,005,493 and $60,968,024, respectively. Purchases to cover securities sold short and securities sold short aggregated $101,531,988 and $166,819,291, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

The Advisor allocates the Fund's assets across four sub-advised sleeves managed by Atlantic Investment Management, Inc. (Atlantic), Chilton Investment Company, LLC (Chilton), Lazard Asset Management LLC (Lazard), Omega Advisors, Inc. (Omega). Each investment management team employs different long/short investment strategies when managing the assets of the fund allocated to it. Atlantic, Chilton, Lazard and Omega are paid by the Advisor, not the Fund, for the services Atlantic, Chilton, Lazard and Omega provide to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate of 1.75%.

Accordingly, for the period from May 15, 2014 (commencement of operations) to August 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate (exclusive of any applicable waivers/reimbursements) of 1.75% of the Fund's average daily net assets.

For the period from May 15, 2014 (commencement of operations) through March 31, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of each class as follows:
Class A	2.40%
Class C	3.15%
Class S	2.25%
Institutional Class	2.15%

For the period ended from May 15, 2014 (commencement of operations) to August 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class C	$79
Class S	2,296
$2,375

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from May 15, 2014 (commencement of operations) to August 31, 2014, the Administration Fee was $62,368, of which $17,101 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the period from May 15, 2014 (commencement of operations) to August 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2014
Class A	$209	$139
Class C	87	58
Class S	215	144
Institutional Class	1,215	810
	$1,726	$1,151

Distribution and Services Fees. Under the Fund's Class C 12b-1 Plan, DeAWM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the period from May 15, 2014 (commencement of operations) to August 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2014
Class C	$5,346	$3,085

In addition, DDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the period from May 15, 2014 (commencement of operations) to August 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2014	Annualized Rate
Class A	$6,902	$6,901	.25%
Class C	1,786	1,778	.25%
	$8,688	$8,679

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the period from May 15, 2014 (commencement of operations) to August 31, 2014 aggregated $30,811.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the period from May 15, 2014 (commencement of operations) to August 31, 2014, the CDSC for Class C shares aggregated $50. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the period from May 15, 2014 (commencement of operations) to August 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $9,165, of which $9,162 is unpaid.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At August 31, 2014, Deutsche Bank AG and its affiliates held approximately 76% of the outstanding shares of the Fund.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2014.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Period Ended August 31, 2014*
	Shares	Dollars
Shares sold
Class A	1,656,144	$16,780,338
Class C	446,585	4,514,192
Class S	2,347,683	23,709,752
Institutional Class	743,434	7,495,247
		$52,499,529
Shares redeemed
Class A	(84,429)	$(853,806)
Class C	(9,952)	(99,987)
Class S	(13,026)	(131,294)
Institutional Class	(4,278,990)	(43,252,908)
		$(44,337,995)
Net increase (decrease)
Class A	1,571,715	$15,926,532
Class C	436,633	4,414,205
Class S	2,334,657	23,578,458
Institutional Class	(3,535,556)	(35,757,661)
		$8,161,534
Initial capital
Class A	100	$1,000
Class C	100	1,000
Class S	100	1,000
Institutional Class	20,000,100	200,001,000
		$200,004,000

* For the period from May 15, 2014 (commencement of operations) to August 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust and Shareholders of Deutsche Strategic Equity Long/Short Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche Strategic Equity Long/Short Fund (formerly DWS Strategic Equity Long/Short Fund) (the "Fund"), a series of Deutsche Market Trust (formerly DWS Market Trust), as of August 31, 2014, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 15, 2014 (commencement of operations) to August 31, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Strategic Equity Long/Short Fund at August 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for the period from May 15, 2014 (commencement of operations) to August 31, 2014, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 24, 2014

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. During the period from May 15, 2014 (commencement of operations) to August 31, 2014, Class C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 15, 2014 to August 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the period ended August 31, 2014 (Unaudited)
Actual Fund Return*	Class A	Class C	Class S	Institutional Class
Beginning Account Value 5/15/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/14	$1,008.00	$1,005.00	$1,007.00	$1,008.00
Expenses Paid per $1,000**	$9.74	$11.98	$9.29	$8.84

* For the period from May 15, 2014 (commencement of operations) to August 31, 2014.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 109 (the number of days since May 15, 2014, the commencement of the class), then divided by 365.

Expenses and Value of a $1,000 Investment for the period ended August 31, 2014 (Unaudited)
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/14	$1,008.82	$1,005.04	$1,009.58	$1,010.28
Expenses Paid per $1,000***	$16.46	$20.22	$15.70	$15.00

*** Expenses (hypothetical expenses if the Fund had been in existence from 3/1/2014) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Strategic Equity Long/Short Fund†	3.25%	4.00%	3.10%	2.96%

† Includes interest and dividend expense on securities sold short of 0.85% for each class.

For more information, please refer to the Fund's prospectuses.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $7,600 as capital gain dividends for its year ended August 31, 2014.

For federal income tax purposes, the Fund designates $945,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved DWS Strategic Equity Long/Short Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA"); the sub-advisory agreement between DIMA and Atlantic Investment Management, Inc. ("Atlantic") (the "Atlantic Sub-Advisory Agreement"); the sub-advisory agreement between DIMA and Chilton Investment Company, LLC ("Chilton") (the "Chilton Sub-Advisory Agreement"); the sub-advisory agreement between DIMA and Lazard Asset Management LLC ("Lazard") (the "Lazard Sub-Advisory Agreement"); and the sub-advisory agreement between DIMA and Omega Advisors, Inc. ("Omega" and together with Atlantic, Chilton and Lazard, the "Sub-Advisers") (the "Omega Sub-Advisory Agreement" and together with the Atlantic Sub-Advisory Agreement, the Chilton Sub-Advisory Agreement and the Lazard Sub-Advisory Agreement, the "Sub-Advisory Agreements") in March 2014. The Agreement and the Sub-Advisory Agreements are referred to collectively herein as the "Agreements."

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

— In March 2014, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees meet frequently to discuss fund matters. The Trustees met privately with their independent counsel to discuss the Agreements and other matters relating to the Fund. The Trustees were also advised by a fee consultant retained by the Trustees (the "Fee Consultant") in the course of their review of the Agreements and considered a report prepared by the Fee Consultant in connection with their deliberations.

In determining to approve the Agreements, the Board considered factors that it believed relevant to the interests of the Fund. The Board noted that DIMA is part of Deutsche Bank AG ("DB"), a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services to be provided under the Agreements. The Board noted that, under the Agreements, DIMA and the Sub-Advisers will provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA will provide administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board also considered information provided on the proposed investment strategy of each Sub-Adviser and the investment personnel of each Sub-Adviser. The Board also requested and received information regarding DIMA’s planned oversight of the Sub-Advisers. Because the Fund had not yet commenced operations, no information relating to the Fund’s past performance could be considered by the Board. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services are expected to be satisfactory.

Fees and Expenses. The Board considered the Fund’s proposed investment management fee schedule, estimated operating expenses and estimated total expense ratios, and comparative information provided by Lipper Inc. and DIMA. The Board noted that DIMA proposed to cap expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 2.40%, 3.15%, 2.25% and 2.15% of average net assets of Class A, Class C, Class S and Institutional Class shares, respectively, for a one-year period following the Fund’s commencement of operations. The Board considered the Fund’s management fee schedule as compared to fees charged by DIMA to comparable funds, noting that DIMA indicated that it does not provide services to any other comparable funds. With respect to the sub-advisory fees to be paid to the Sub-Advisers, the Board noted that the fees are paid by DIMA out of its fee and not directly by the Fund. On the basis of the information provided, including the report provided by the Fee Consultant, the Board concluded that the proposed management fees were reasonable and appropriate in light of the nature, quality and extent of services to be provided by DIMA and the Sub-Advisers.

Profitability. Because the Fund had not yet commenced operations, no information regarding DIMA’s or the Sub-Advisers’ costs and profits from providing investment management services to the Fund could be considered by the Board.

Economies of Scale. Given the uncertainty regarding the Fund’s size and related operating costs, the Board deferred evaluation of the economies of scale to a future date. The Board observed that while the proposed investment management fee schedule does not include breakpoints, the Board would consider implementation of one or more breakpoints once the Fund reached an efficient operating size.

Other Benefits to DIMA and the Sub-Advisers and Their Affiliates. The Board considered the character and amount of other incidental benefits to be received by DIMA and the Sub-Advisers and their affiliates, including any fees to be received by DIMA for administrative services provided to the Fund and any fees to be received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA and the Sub-Advisers related to brokerage and soft dollar allocations, including that each Sub-Adviser may allocate brokerage to pay for research services generated by parties other than the executing broker-dealers. The Board also noted the incidental public relations benefits to DIMA and the Sub-Advisers related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that the proposed management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters. The Board also considered the attention and resources to be dedicated by DIMA to the oversight of each Sub-Adviser’s compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined to approve the Agreements and concluded that the Agreements were in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the Agreements.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C, S and Institutional also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DSLAX	DSLCX	DSLSX	DSLIX
CUSIP Number	25159K 762	25159K 754	25159K 747	25159K 739
Fund Number	1004	1304	2004	1404

Notes

Notes

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DSELSF-2
(R-035795-2 10/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE STRATEGIC EQUITY LONG/SHORT FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$75,000	$0	$8,000	$0
2013 *	n/a	n/a	n/a	n/a

*Fund commenced operations on May 15, 2014.

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$266,072	$6,090,049
2013	$0	$362,466	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.  All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$8,000	$6,356,121	$411,123	$6,775,244
2013	$0	$362,466	$557,067	$919,533

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2014 financial statements, the Fund entered into an engagement letter with EY.  The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Strategic Equity Long/Short Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2014